IMAGENT AND OXYGENT PATENT AND TRADEMARK SECURITY AGREEMENT

           IMAGENT AND OXYGENT PATENT AND TRADEMARK SECURITY AGREEMENT dated as of October 4, 2002, made by Alliance Pharmaceutical Corp., a New York corporation (the "Grantor"), to ____________ __________, as Collateral Agent (the "Collateral Agent") for the benefit of the holders of the Notes (as hereinafter defined) (collectively, the "Secured Parties").

WITNESSETH

           WHEREAS, the Grantor and the Secured Parties are entering into a Convertible Secured Note Purchase Agreement, dated as of the date hereof (the "Convertible Secured Note Purchase Agreement"), with the initial closing taking place on the date hereof and subsequent closings taking place at a later date;

           WHEREAS, pursuant to the Convertible Secured Note Purchase Agreement the Secured Parties may purchase up to $3,000,000 in aggregate principal amount of the Grantor's Convertible Secured Promissory Notes (the "Notes");

           WHEREAS, the Grantor has agreed to grant to the Collateral Agent for the benefit of the Secured Parties a security interest in certain of its property and assets relating to the Products (as defined below), second in priority only to the Prior Liens (as defined below) to secure the performance of the obligations of the Grantor under the Convertible Secured Note Purchase Agreement and the Notes; and

           WHEREAS, the Grantor is contemporaneously entering into an Imagent Security Agreement with the Collateral Agent for the benefit of the Secured Parties and a General Collateral Security Agreement with the Collateral Agent for the benefit of the Secured Parties.

           NOW, THEREFORE, in consideration of the premises set forth above the Grantor hereby agrees with the Collateral Agent as follows:

TERMS

           1.   Defined Terms.  The terms set forth below have the following meanings:

          "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

           "Collateral" shall have the meaning assigned to it in Section 2 of this Patent and Trademark Security Agreement.

          "Debenture Liens" means the security interests created by the (i) Debenture Imagent Collateral Security Agreement, dated as of the date hereof, made by the Grantor in favor of the secured parties signatory thereto, and (ii) Debenture General Collateral Security Agreement, dated as of the date hereof, made by the Grantor in favor of the secured parties signatory thereto, and (iii) Debenture Imagent and Oxygent Patent and Trademark Security Agreement, dated as of the date hereof, made by the Grantor in favor of the secured parties signatory thereto.

           "Event of Default" means:

          (1)   the failure by the Grantor to perform in any material respect any obligation of the Grantor under this Patent and Trademark Security Agreement as and when required by this Patent and Trademark Security Agreement; or

           (2)  any representation or warranty made by the Grantor pursuant to this Patent and Trademark Security Agreement is untrue in any material respect when made; or

           (3)  the failure by the Grantor to perform in any material respect any obligation of the Grantor under the Imagent Security Agreement as and when required by the Imagent Security Agreement; or

           (4)  any representation or warranty made by the Grantor pursuant to the Imagent Security Agreement is untrue in any material respect when made; or

           (5)  the failure by the Grantor to perform in any material respect any obligation of the Grantor under the General Collateral Security Agreement as and when required by the General Collateral Security Agreement; or

           (6)  any representation or warranty made by the Grantor pursuant to the General Collateral Security Agreement is untrue in any material respect when made; or

           (7)  any of the events specified in section 1(e) of the Notes occurs and is continuing; or

           (8)  the security interests granted herein and pursuant to the Imagent Security Agreement and the General Collateral Security Agreement do not constitute for any reason a perfected security interest in the Collateral covered thereby (other than as a result of a failure to make the filings specified in Exhibit E, F and G of this Patent and Trademark Security Agreement and other than as a result of a failure to make the filings specified in Schedule I of the General Collateral Security Agreement and Schedule II of the Imagent Security Agreement), second in priority only to the Prior Liens; or

           (9)  the Grantor shall file a petition under bankruptcy, insolvency or debtor's relief law or make an assignment for the benefit of its creditors; or

           (10)  proceedings shall be instituted against the Grantor before a court of competent jurisdiction under any federal or state bankruptcy law that (X) is for relief against the Grantor in an involuntary case brought with respect to the Grantor in such court, (Y) seeks to appoint a custodian, receiver or other similar official for all or substantially all the Grantor's property or (Z) seeks to liquidate the Grantor, and such proceedings remain unstayed and in effect for 60 days; or

           (11)  the loss or suspension of the Food and Drug Administration approval relating to the Products; or

           (12)  failure of the Grantor to pay any Obligation when due; or

           (13)  the Grantor shall fail to pay when due any principal of, premium or interest on or any amount payable in respect of any borrowed money indebtedness.

           "General Collateral Security Agreement" means that certain General Collateral Security Agreement, dated as of the date hereof, between the Grantor and the Collateral Agent for the benefit of the Secured Parties as amended, supplemented or otherwise modified from time to time.

           "General Intangibles" shall have the meaning ascribed such term under the Code.

           "Imagent Security Agreement" means that certain Imagent Security Agreement, dated as of the date hereof, between the Grantor and the Collateral Agent for the benefit of the Secured Parties as amended, supplemented or otherwise modified from time to time.

           "License Rights" shall mean any Grantor rights that were obtained through the grant, by the Grantor, of rights to a third party under the Product Patents or Product Trademarks.

           "Lien" shall mean any lien, mortgage, security interest, chattel mortgage, pledge or other encumbrance (statutory or otherwise) of any kind securing satisfaction or performance of an obligation, including any agreement to give any of the foregoing, any conditional sales or other title retention agreement, any lease in the nature thereof, and the filing of or the agreement to give any financing statement under the Code of any jurisdiction or similar evidence of any encumbrance, whether within or outside the United States.

           "Obligations" shall mean:

           (1)  all obligations and liabilities to the Secured Parties, whether now existing or hereafter arising, under the Convertible Secured Note Purchase Agreement, the Notes, the Imagent Security Agreement, the General Collateral Security Agreement, this Patent and Trademark Security Agreement and/or any document or agreement related to any of the foregoing and the due performance and compliance with the terms of the Convertible Secured Note Purchase Agreement, the Notes, the Security Imagent Agreement, the General Collateral Security Agreement, this Patent and Trademark Security Agreement and/or any document or agreement related to any of the foregoing;

           (2)  all obligations and liabilities owed, as of the date hereof, to each Secured Party under Grantor's 5% convertible debentures due 2004 in an amount equal to, but not to exceed, the aggregate principal amount of the Notes held by such Secured Party;

           (3)  any and all sums advanced by the Collateral Agent in order to preserve the Collateral or to preserve the Secured Parties' security interest in the Collateral; and

           (4)  in the event of any proceeding for the collection or enforcement of any obligations or liabilities of the Grantor referred to in the immediately preceding clauses (1) through (3) in accordance with the terms of the Convertible Secured Note Purchase Agreement, the Notes, the Imagent Security Agreement, the General Collateral Security Agreement, this Patent and Trademark Security Agreement, and/or any document or agreement related to the foregoing, the expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by the Collateral Agent for the benefit of the Secured Parties of their rights hereunder, together with reasonable attorneys' fees and court costs.

           "Patent and Trademark Security Agreement" means this Imagent and Oxygent Patent and Trademark Security Agreement, including all amendments, supplements or modifications that are agreed to in writing by the parties.

           "Prior Lienholders" means the holders of the Prior Liens.

           "Prior Liens" means the Liens of the Prior Lienholders created under the Prior Lienholders Security Agreements.

           "Prior Lienholders Security Agreements" means the (i) Security Agreement, dated July 23, 2002, made by the Grantor in favor of Xmark Fund, L.P. and Xmark Fund, Ltd. and the Patent and Trademark Security Agreement, dated July 23, 2002 made by the Grantor in favor of Xmark Fund, L.P. and Xmark Fund, Ltd., and (ii) Alliance/PFC Security Agreement, dated as of May 19, 2000, by and between Alliance and PFC Therapeutics, LLC.

           "Proceeds" shall have the meaning assigned to such term under the Code.

           "Products" means (i) Imagent®, a sterile, non-pyrogenic white powder with a diluted perflexane headspace that, after reconstitution into a suspension of microspheres, is used for contrast enhancement during the indicated ultrasound imaging procedures and is indicated for use in patients with suboptimal echocardiograms to opacify the left ventricular chamber and to improve the delineation of the left ventricular endocardial border, and (ii) OxygentTM (perflubron emulsion), an intravascular oxygen carrier to temporarily augment oxygen delivery in patients at risk of acute tissue oxygen deficit due to surgical blood loss, transient anemia, or ischemia (inadequate oxygenation resulting from blood flow abnormalities).

           "Product Patent(s)" means all letters patent of the United States, including any and all extensions, reissues, and renewals thereof, that are now owned by the Grantor or are acquired by the Grantor during the term of this Patent and Trademark Security Agreement, and are necessary for the use, development, manufacture, marketing, sale or distribution of the Products in the United States, its territories or possessions (the "Territory"), and all letters patent of the United States that issue from Product Patent Applications, including, but not limited to:

           (1)  all letters patent of the United States listed in Exhibit A hereto or added thereto by written agreement of the parties during the term of this Patent and Trademark Security Agreement; and

           (2)  all letters patent of the United States that claim know-how that is now owned by the Grantor or that is acquired by the Grantor during the term of this Patent and Trademark Security Agreement ("Grantor Know-How") and are necessary for the use, development, manufacture, marketing, sale or distribution of the Products in the Territory.

           "Product Patent Application(s)" means all applications for letters patent of the United States, including any and all provisionals, continuations, continuations-in-part and divisionals that claim inventions, discoveries or technology that is now owned by the Grantor or is acquired by the Grantor during the term of this Patent and Trademark Service Agreement, and are necessary for the use, development, manufacture, marketing, sale or distribution of the Products in the Territory, including, but not limited to:

           (1)  all applications for United States letters patent listed in Exhibit B hereto or added thereto by written agreement of the parties during the term of this Patent and Trademark Agreement; and

           (2)  all applications for United States letters patent that claim Grantor Know-How and are necessary for the use, development, manufacture, marketing, sale or distribution of the Products in the Territory.

           "Product Trademark Applications" means all applications for registration of all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers of the Grantor that are now owned by the Grantor or are acquired by the Grantor during the term of this Patent and Trademark Security Agreement, whether currently in use or not and which will, upon registration thereof, be adopted solely for use in conjunction with the sale of the Products in the Territory, including, without limitation, those listed on Exhibit D.

           "Product Trademarks" means all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers of the Grantor that are now owned by the Grantor or are acquired by the Grantor during the term of this Patent and Trademark Security Agreement, whether currently in use or not, and are adopted solely for use in conjunction with the sale of the Products in the Territory, including, without limitation, those listed on Exhibit C and the goodwill associated therewith, all registrations and recordings thereof.

           "Security Interest" shall have the meaning assigned to such term in Section 4(f).

           2.  Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of the Obligations, the Grantor hereby pledges, hypothecates, delivers and assigns to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest second in priority only to the Prior Liens in and to, all of the Grantor's right, title and interest in and to all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire at any time during the term of this Patent and Trademark Security Agreement, an unrestricted right, title or interest: all Product Patents and Product Patent Applications; all Product Trademarks together with any good will of the business associated with the use of such Product Trademarks; all Product Trademark Applications, all License Rights and all Accounts (as defined in the Code), contract rights and General Intangibles arising under or relating to said License Rights and to the extent not otherwise included, all products and proceeds of any and all of the foregoing (collectively, the "Collateral").

           3.  Representations and Warranties. The Grantor hereby represents and warrants that:

           (a)  Title; No Other Liens. Except for the Prior Liens, the Debenture Liens and for the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Patent and Trademark Security Agreement, the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the terms of the Imagent Security Agreement and the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the terms of the General Collateral Security Agreement, the Grantor solely owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except in respect of the Prior Liens, the Debenture Liens and such as may have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Patent and Trademark Security Agreement, the Imagent Security Agreement or the General Collateral Security Agreement.

           (b)  Perfected Second Priority Liens. The Liens granted pursuant to this Patent and Trademark Security Agreement will constitute upon the completion of all the filings or notices listed in Exhibit E hereto, which Exhibit includes all UCC-1 financing statements to be filed pursuant to the terms of the Security Agreement, and all requisite filings to be made with the U.S. Patent and Trademark Office in the form substantially similar to that of Exhibit F and Exhibit G, perfected Liens on all Collateral, which are in priority to all other Liens on such Collateral, except the Prior Liens, and which are enforceable as such against all creditors of the Grantor.

           (c)  Consents. No consent (other than consents that have been obtained and those set forth in items 7, 8, and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement) of any party (other than the Grantor) to any contract that constitutes part of the Collateral is required, or purports to be required, in connection with the execution, delivery and performance of this Patent and Trademark Security Agreement.

           (d)  Chief Executive Office. The Grantor's chief executive office and chief place of business is located at 6175 Lusk Boulevard, San Diego, California 92121.

           (e)  Power and Authority; Due Authorization. The Grantor has full power, authority and legal right to enter into this Patent and Trademark Security Agreement and to grant the Collateral Agent for the benefit of the Secured Parties the Lien on the Collateral pursuant to this Patent and Trademark Security Agreement and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Patent and Trademark Security Agreement.

           (f)  Binding Obligation. This Patent and Trademark Security Agreement has been duly executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms.

           (g)  No Violation. The execution, delivery and performance of this Patent and Trademark Security Agreement will not violate any provision of the Grantor's Certificate of Incorporation or Bylaws, or of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any securities issued by the Grantor, or of any mortgage, indenture, lease, contract or other agreement (upon receipt of the consents set forth in items 7, 8 and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement), instrument or undertaking to which the Grantor is a party or which purports to be binding upon the Grantor or upon any of its assets and will not result in the creation or imposition of any Lien on any of the assets of the Grantor except as contemplated by this Patent and Trademark Security Agreement, the Security Agreement and the General Collateral Security Agreement.

           (h)  No Consent or Approval. No consent, filing, approval, registration, recording, or other action is required (x) for the grant by the Grantor of the Lien on the Collateral pursuant to this Patent and Trademark Security Agreement or for the execution, delivery or performance of this Patent and Trademark Security Agreement by the Grantor, or (y) to perfect the Lien purported to be created by this Patent and Trademark Security Agreement, in each case other than the consents already obtained and except as set forth in items 7, 8, and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement, with respect to consents to be obtained after the date hereof and as contemplated by Section 3(b) above.

           (i)  Validity of Collateral. To the knowledge of the Grantor, all of the Collateral is subsisting and is valid.

           (j)  Organization. The Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and duly qualified and in good standing in every other state or jurisdiction in which the nature of the Grantor's business or the ownership of its assets requires such qualification. The Grantor's state organizational identification number and federal employer identification number are as set forth on Exhibit H hereof.

           (k)  Names Used by Grantor. (i) The actual corporate name of the Grantor is the name set forth in the preamble above; (ii) the Grantor has no trade names; (iii) the Grantor has not used any name other than that stated in the preamble hereto for the preceding five years; and (iv) no entity has merged into the Grantor or been acquired by the Grantor within the past five years.

           (l)  Exhibits. Set forth on Exhibits A, B, C and D are all of the Product Patents, Product Patent Applications, Product Trademarks and Product Trademark Applications necessary for the conduct of the Grantor's business with respect to the Products.

           4.  Covenants. The Grantor covenants and agrees with the Collateral Agent for the benefit of the Secured Parties that from and after the date of this Patent and Trademark Security Agreement until the payment and performance in full by the Grantor of all of its Obligations:

           (a)  Further Documentation. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may request for the purpose of obtaining or preserving the full benefits of this Patent and Trademark Security Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements, or amendments thereto, under the Code in effect in any such jurisdiction with respect to the Liens created hereby, and (ii) the filing of all requisite filings to be filed with the U.S. Patent and Trademark office with respect to the Liens created hereby. The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement, or amendment thereto, without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Patent and Trademark Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

           (b)  Indemnification. The Grantor agrees to pay, and to save the Collateral Agent and each Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Grantor in complying with any law or regulation applicable to any of the Collateral, (iii) in connection with any action taken by the Collateral Agent in exercising its rights under this Patent and Trademark Security Agreement and (iv) in connection with the preparation and enforcement of this Patent and Trademark Security Agreement. The obligations under this section 4(b) shall survive termination of this Patent and Trademark Security Agreement.

           (c)  Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. The Grantor hereby grants to the Collateral Agent access to all of the Grantor's books and records pertaining to the Collateral, and the Grantor shall turn over any such books and records for inspection at the office of the Grantor to the Collateral Agent or to their representatives during normal business hours at the request of the Collateral Agent.

           (d)  Limitation on Liens on Collateral. Except as provided in paragraph (f) below, the Grantor will not create, incur or permit to exist, will defend at its own expense the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Prior Liens and the Debenture Liens, and will defend the right, title and interest of the Collateral Agent for the benefit of the Secured Parties in and to any of the Collateral against the claims and demands of all persons whomsoever, other than the Prior Lienholders and the holders of the Debenture Liens.

           (e)  Limitations on Dispositions of Collateral. The Grantor will not sell, transfer, or assign any of the Collateral, or attempt, offer or contract to do so without express, written agreement by the Collateral Agent.

           (f)  Limitations on Licensing of the Collateral. Grantor may execute non-exclusive, revocable licenses to Product Patents and Product Trademarks, and may disclose the contents of Products Patent Applications under fully executed confidentiality agreements, only upon prior written notice to Collateral Agent and only when the execution of such license is reasonably unlikely to (i) diminish the value of the Collateral, (ii) have a material impact on the rights of the Collateral Agent for the benefit of the Secured Parties and (iii) otherwise reasonably be considered to have a material adverse effect on the security interest granted to the Collateral Agent for the benefit of the Secured Parties in the Collateral in Section 2 of this Patent and Trademark Security Agreement (the "Security Interest"). Any and all such licenses shall contain provisions that enable the Collateral Agent, at its discretion, to revoke such Product Patent and/or Product Trademark licenses when the Collateral Agent has a reasonable belief that their rights are being adversely effected. The Collateral Agent will not exercise its rights under any such provisions until such time as the Prior Liens have been terminated.

           (g)  Further Identification of Collateral. The Grantor will furnish to the Collateral Agent from time to time, upon the request of the Collateral Agent, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

           (h)  Notices. The Grantor will advise the Collateral Agent promptly, in reasonable detail, at its address set forth in accordance with Section 13 hereof, (i) of any Lien (other than Liens permitted hereunder) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the value of any material portion of the Collateral or on the Liens created hereunder.

           (i)  Patents.

(i) The Grantor will, at Grantor's expense, take commercially reasonable steps to monitor and manage its portfolio of Product Patents and Product Patent Applications, and will notify the Collateral Agent immediately if it knows that any application relating to any Product Patent or Product Patent Application may become abandoned or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the patentability of any Product Patent Application, the enforceability of any Product Patent or Grantor's ownership of any Product Patent or Product Patent Application.

(ii) The Grantor will, at Grantor's expense, with respect to any Product Patent that the Grantor obtains after the date hereof, promptly (i) take all actions necessary so that the Collateral Agent for the benefit of the Secured Parties shall obtain a perfected Security Interest in such Product Patent and (ii) provide to the Collateral Agent updated versions of Exhibit A, listing all Product Patents and all License Rights in which Grantor has an interest. With respect to this paragraph 4(i)(ii), an Event of Default is "continuing" if, after a period of 30 days following issuance of any Product Patent, the Grantor has not provided notice thereof to the Collateral Agent.

(iii) The Grantor will, at Grantor's expense, with respect to any Product Patent Application that the Grantor obtains after the date hereof, promptly (i) take all actions necessary so that the Collateral Agent for the benefit of the Secured Parties shall obtain a perfected Security Interest in such Product Patent Application and (ii) provide to the Collateral Agent updated versions of Exhibit B listing all such Product Patent Applications. With respect to this paragraph 4(i)(iii), an Event of Default is continuing if after a period of 30 days following receipt of a filing receipt that identifies the serial number thereof, Grantor has not provided notice thereof to the Collateral Agent.

(iv) Upon request of the Collateral Agent, the Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's (for the benefit of the Secured Parties') Security Interest in any or all Product Patents or Product Patent Applications.

(v) The Grantor will, at its own expense, take all commercially reasonable steps, including, without limitation, those required in any proceeding before the United States Patent and Trademark Office, to reasonably maintain and pursue each Product Patent and Product Patent Application including, without limitation, payment of maintenance and other fees.

(vi) In the event that the Grantor believes that any Product Patent included in the Collateral has been infringed by a third party, the Grantor shall, within 20 days of forming a belief that the Collateral is being infringed by a third party, obtain a legal opinion from outside counsel and notify the Collateral Agent of such infringement and shall, if appropriate in the Grantor's sole discretion, at its own expense, sue for infringement, seeking injunctive relief where appropriate and to recover any and all damages for such infringement, or take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Patent.

           (j)  Trademarks.

(i) The Grantor will, with respect to each Product Trademark identified in Exhibit C hereto as it may be amended, supplemented or otherwise modified from time to time, take reasonable steps to monitor its portfolio of trademarks, and for each Product Trademark set forth on Exhibit C, the Grantor will (i) continue to use or have used such Product Trademark to the extent necessary to maintain such Product Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Product Trademark to the extent appropriate, (iii) employ such Product Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Product Trademark unless the Collateral Agent for the benefit of the Secured Parties shall obtain a perfected Security Interest in the Company's interest in such mark pursuant to this Patent and Trademark Security Agreement, second only in priority to the Prior Liens, and (v) not do any act or knowingly omit to do any act whereby any such Product Trademark may become invalidated, abandoned, rendered unenforceable or otherwise diminish Grantor's rights therein.

(ii) The Grantor will promptly notify the Collateral Agent if any application or registration relating to any Product Trademark may become opposed, abandoned, canceled or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the validity, enforceability or Grantor's ownership interest in such Product Trademark; or its right to register the same or to keep and maintain the same.

(iii) The Grantor will, at Grantor's expense, with respect to any Product Trademark or Product Trademark Application that is registered or for which an application for registration is filed after the date hereof, promptly (i) take all actions necessary so that the Collateral Agent for the benefit of the Secured Parties shall obtain a perfected Security Interest in such Product Trademark or Product Trademark Application and (ii) provide to the Collateral Agent an updated version of Exhibit C and/or Exhibit D listing all registered Product Trademarks and Product Trademark Applications in which the Grantor has an interest. With respect to this paragraph 4(j)(iii), an Event of Default is continuing if after a period of 30 days following the mailing of the Certificate of Registration or 30 days following receipt of a filing receipt that identifies the serial number thereof, Grantor has not provided notice thereof to the Collateral Agent.

(iv) Upon request of the Collateral Agent, the Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's (for the benefit of the Secured Parties') Security Interest in any Product Trademark set forth on Exhibit C and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Collateral Agent their attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Grantor shall have paid and performed in full all of the Obligations.

(v) The Grantor will, at Grantor's expense, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office to maintain and pursue each Product Trademark Application (and to obtain the relevant registration) and to maintain the registration of the Product Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vi) In the event that Grantor believes that any Product Trademark included in the Collateral has been infringed, misappropriated or diluted by a third party, the Grant shall, within 10 days of forming such belief, send a written notice to such third party demanding that they cease such infringement, misappropriation or dilution, and the Grantor shall notify the Collateral Agent and, if appropriate in Grantor's sole discretion, at its own expense, sue for infringement, misappropriation or dilution, seeking injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other action as the Grantor reasonably, in its sole discretion, deems appropriate under the circumstances to protect such Trademark. With respect to this paragraph, an Event of Default is continuing if a copy of any written notice of infringement, misappropriation or dilution is not been provided to the Collateral Agent within 20 days following the date such communication was supposed to have been provided to the infringing party.

           (k)  Change of Name; Location of Collateral; Records; Place of Business. The Grantor shall not make any change (a) in its name, (b) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office facility at which Collateral owned by it is located (including the establishment of any such new office or facility) from the locations set forth in section 3(d) hereof, (c) in its identity or type of organization or corporate structure, (d) in its Federal Taxpayer Identification Number or organizational identification number or (e) in its jurisdiction of organization unless (i) the Grantor provides the Collateral Agent at least 30 days prior written notice of such change and (ii) all filings have been made under the Code or otherwise that are required in order for the Collateral Agent for the benefit of the Secured Parties to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, second in priority only to the Prior Liens.

           (l)  Subsidiaries. This Patent and Trademark Security Agreement is entered into on behalf of and for the benefit of the Grantor and its subsidiaries and other entities controlled by the Grantor which have rights in the Collateral. The security interest granted by the Grantor hereunder is intended to include all rights of the Grantor in and to the Collateral, including any rights of its subsidiaries and such other entities in and to such Collateral, and the Grantor will not permit such subsidiaries and entities to exercise any of their rights with respect to the Collateral.

           5.  Performance by Collateral Agent of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Patent and Trademark Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreements, the expenses of the Collateral Agent incurred in connection with such performance or compliance shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

           6.  Collateral Agent's Appointment as Attorney-in-Fact.

                (a) The Grantor hereby irrevocably constitutes and appoints, subject to the rights of the Prior Lienholders, the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Patent and Trademark Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Patent and Trademark Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Grantor, upon the occurrence and continuance of an Event of Default, to do the following:

                     (i)  to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License Rights and, in the name of the Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License Rights and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any License Rights whenever payable;

                     (ii)  to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Patent and Trademark Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                     (iii)  to direct any party liable for any payment under any of the License Rights to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                     (iv)  to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;

                     (v)  to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

                     (vi) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral;

                     (vii)  to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and

           (viii)  generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's (for the benefit of the Secured Parties') Security Interest therein, in order to effect the intent of this Patent and Trademark Security Agreement, all as fully and effectively as the Grantor might do.

                (b) This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, the Grantor further agrees to execute any additional documents which the Collateral Agent may require in order to confirm this power of attorney, or which the Collateral Agent may deem necessary to enforce any of its rights contained in this Patent and Trademark Security Agreement.

                (c) The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for their own gross (not mere) negligence or willful misconduct.

                (d) The Grantor also authorizes the Collateral Agent to execute, in connection with the sale provided for in this Section 6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

           7.  Remedies.

           (a)  If an Event of Default (i) has occurred and has continued for a period of 30 consecutive days without cure by the Grantor with respect to items 1, 2, and 3 set forth in the definition of Event of Default, or (ii) has occurred and is continuing with respect all other items set forth in the definition of Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Patent and Trademark Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or expressly provided for) to or upon the Grantor or any other person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by applicable law, hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived, to the extent permitted by applicable law, or released.

           (b)  The Grantor further agrees that, if an Event of Default has occurred and is continuing, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent for the benefit of the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, must the Collateral Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by it of any rights hereunder, provided, that nothing contained in this section 7 shall relieve the Collateral Agent from liability arising solely from its gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

           (c)  For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 at such time as the Collateral Agent for the benefit of the Secured Parties shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Collateral Agent on behalf of the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any of the Collateral consisting of Intellectual Property (as defined in the Convertible Secured Note Purchase Agreement) now owned or hereafter acquired by the Grantor or as to which the Grantor has the right to use, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantor notwithstanding any subsequent cure of an Event of Default.

           (d)  All rights, powers and remedies provided to the Collateral Agent, for the benefit of the Secured Parties, in this Agreement are subject to the rights, powers and remedies of the Prior Lienholders as forth in the Prior Lienholders Security Agreements and to the terms and provisions of that certain Intercreditor Agreement, dated as of even date herewith, among the Grantor, the Prior Lienholders signatory thereto, the holders of the Debenture Liens, the Secured Parties and the Collateral Agent.

           8.  Severability. Any provision of this Patent and Trademark Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           9.  Paragraph Headings. The paragraph headings used in this Patent and Trademark Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

           10.  Cumulative Remedies. The rights and remedies provided herein, in the Imagent Security Agreement, in the General Collateral Security Agreement, in the Convertible Secured Note Purchase Agreement and in the Notes are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law or in equity or by statute.

           11.  Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Patent and Trademark Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the holders of a majority of the outstanding aggregate principal amount of the Notes; provided, however, that Section 7(d) hereof may not be waived, amended, supplemented or otherwise modified, nor may a provision inconsistent with Section 7(d) hereof be added, unless such written instrument is also executed by the Prior Lienholders. No course of dealing between the Grantor and the Collateral Agent nor any delay in exercising or failure to exercise any rights, power or privilege under this Patent and Trademark Security Agreement shall operate as a waiver. This Patent and Trademark Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns. The Grantor may not assign its rights or obligations under this Patent and Trademark Security Agreement without the prior written consent of the Collateral Agent.

           12.  Termination of Security Interest; Release of Collateral. Upon the payment and performance in full by the Grantor of its Obligations, the Security Interest shall terminate and all rights to the Collateral shall revert to the Grantor.

           13.  Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown below or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Grantor, such notice shall be addressed to the Grantor at 6175 Lusk Boulevard, San Diego, California 92121, Attention: President (telephone line facsimile number (858) 410-5306), and a copy shall also be given to: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attention: Melvin Epstein, Esq. (telephone line facsimile transmission number (212) 806-6006), and in the case of any notice to the Collateral Agent, such notice shall be addressed to the Collateral Agent at 53 Forest Avenue, Suite 203, Second Floor, Old Greenwich, Connecticut 06870, Attention: Steve Derby (telephone line facsimile transmission number (203) 967-5851) and a copy shall be given to: Drinker Biddle & Reath LLP One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, Attention: Stephen T. Burdumy, Esq. (telephone line facsimile transmission number (215) 988-2757).

           14.  Integration. This Patent and Trademark Security Agreement represents the agreement of the Grantor and the Collateral Agent for the benefit of the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent relative to subject matter hereof not expressly set forth or referred to herein.

           15.  Governing Law. This Patent and Trademark Security Agreement and the rights and obligations of the Grantor and the Collateral Agent for the benefit of the Secured Parties under this Patent and Trademark Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, except to the extent that under the New York Uniform Commercial Code the laws of another jurisdiction govern matters of perfection and the effect of perfection or non-perfection of any Security Interest granted hereunder, and except to the further extent that the United States patent and trademark laws are applicable.

           16.  Counterparts. This Patent and Trademark Security Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Patent and Trademark Security Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

           17.  Waiver of Jury Trial. To the extent permitted by applicable law, each of the Grantor and the Collateral Agent waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise between the parties hereto arising out of, connected with, related to, or incidental to the relationship between any of them in connection with this Patent and Trademark Security Agreement or the transactions contemplated hereby. Instead, any such dispute resolved in court will be resolved in a bench trial without a jury, submitted to jurisdiction in the Southern District of New York and New York State Courts located in the County of New York.

           IN WITNESS WHEREOF, the Grantor has caused this Patent and Trademark Security Agreement to be duly executed and delivered as of the date first above written.

GRANTOR: ALLIANCE PHARMACEUTICAL CORP. By: Name: Theodore D. Roth Title: President and Chief Operating Officer
ACKNOWLEDGED AND AGREED BY THE COLLATERAL AGENT: By: Name: Steve Derby Title: Managing Member